UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2008

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 4, 2008, Philip Morris International Inc. (the “Company”) issued €1,000,000,000 aggregate principal amount of its 5.625% Notes due 2011 (the “2011 Notes”) and €750,000,000 aggregate principal amount of its 5.875% Notes due 2015 (the “2015 Notes” and, together with the 2011 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of April 25, 2008, by and between the Company and HSBC Bank USA, National Association, as trustee (the “Trustee”).

In connection with the issuance of the Notes, on August 27, 2008, the Company entered into a Terms Agreement (the “Terms Agreement”) with Citigroup Global Markets Inc., Deutsche Bank AG, London Branch, HSBC Bank plc, J.P. Morgan Securities Ltd., BBVA Securities, Inc., BNP Paribas, Credit Suisse Securities (Europe) Limited and Société Générale Paris, (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement dated as of April 25, 2008 (the “Underwriting Agreement”) are incorporated by reference in the Terms Agreement.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a Prospectus dated April 25, 2008 and a Prospectus Supplement (the “Prospectus Supplement”) dated August 27, 2008 (Registration No. 333-150449) in connection with the public offering of the Notes.

The Notes are subject to certain customary covenants, including limitations on the Company’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. The Company may redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

For the 2011 Notes, interest is payable annually in arrears on September 6, commencing September 6, 2009, to holders of record on the preceding August 22. For the 2015 Notes, interest is payable annually in arrears on September 4, commencing September 4, 2009, to holders of record on the preceding August 20. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The 2011 Notes will mature on September 6, 2011, and the 2015 Notes will mature on September 4, 2015.

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements, the forms of 2011 Notes, and the forms of 2015 Notes, each of which is incorporated herein by reference and attached to this report as Exhibit 1.1, 1.2, 4.1, 4.2, 4.3 and 4.4, respectively.

Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for the Company, for which they received or will receive customary fees and expenses. Certain affiliates of the underwriters are lenders under the Company’s 5-Year Revolving Credit Facility dated May 12, 2005 (the “2005 Facility”) and 5-Year Revolving Credit Facility, 3-Year Revolving Credit Facility and 364-Day Term Loan Facility dated December 4, 2007 (the “2007 Facility”). Credit Suisse, Cayman Islands Branch, an affiliate of Credit Suisse Securities (Europe) Limited, Deutsche Bank Securities Inc., an affiliate of Deutsche Bank AG, London Branch, Citigroup Global Markets Limited, an affiliate of Citigroup Global Markets Inc. and J.P. Morgan plc, an affiliate of J.P. Morgan Securities Ltd., are mandated lead arrangers and bookrunners under the 2005 Facility and Société Générale, an affiliate of Société Générale Paris, and HSBC Bank plc, which is also an affiliate of the trustee, are mandated lead arrangers under the 2005 Facility. J.P. Morgan Europe Limited, an affiliate of J.P. Morgan Securities Ltd., is the facility agent and swingline agent under the 2007 Facility and Credit Suisse, Cayman Islands Branch, an affiliate of Credit Suisse Securities (Europe) Limited, Deutsche Bank Securities Inc., an affiliate of Deutsche Bank AG, London Branch, Citigroup Global Markets Limited, an affiliate of Citigroup Global Markets Inc., J.P. Morgan plc, an affiliate of J.P. Morgan Securities Ltd., are mandated lead arrangers and bookrunners under the 2007 Facility. In addition, certain of the Underwriters and their respective affiliates act as dealers in connection with the Company’s commercial paper programs.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 25, 2008 (incorporated by reference to Exhibit 1.1 of the Registrant’s Registration Statement on Form S-3 (No. 333-150449)).

1.2	Terms Agreement, dated August 27, 2008, among the Company and Citigroup Global Markets Inc., Deutsche Bank AG, London Branch, HSBC Bank plc, J.P. Morgan Securities Ltd., BBVA Securities, Inc., BNP Paribas, Credit Suisse Securities (Europe) Limited and Société Générale Paris, as underwriters.

4.1	Form of 5.625% DTC Global Notes due 2011 (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A, filed September 4, 2008).

4.2	Form of 5.875% DTC Global Notes due 2015 (incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form 8-A, filed September 4, 2008).

4.3	Form of 5.625% International Global Notes due 2011 (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form 8-A, filed September 4, 2008).

4.4	Form of 5.875% International Global Notes due 2015 (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form 8-A, filed September 4, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ G. PENN HOLSENBECK
Name:	G. Penn Holsenbeck
Title:	Vice President & Corporate Secretary

DATE: September 8, 2008

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 25, 2008 (incorporated by reference to Exhibit 1.1 of the Registrant’s Registration Statement on Form S-3 (No. 333-150449)).

1.2	Terms Agreement, dated August 27, 2008, among the Company and Citigroup Global Markets Inc., Deutsche Bank AG, London Branch, HSBC Bank plc, J.P. Morgan Securities Ltd., BBVA Securities, Inc., BNP Paribas, Credit Suisse Securities (Europe) Limited and Société Générale Paris, as underwriters.

4.1	Form of 5.625% DTC Global Notes due 2011 (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A, filed September 4, 2008).

4.2	Form of 5.875% DTC Global Notes due 2015 (incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form 8-A, filed September 4, 2008).

4.3	Form of 5.625% International Global Notes due 2011 (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form 8-A, filed September 4, 2008).

4.4	Form of 5.875% International Global Notes due 2015 (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form 8-A, filed September 4, 2008).